UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2011

MYREXIS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34275	26-3996918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

305 Chipeta Way

Salt Lake City, UT 84108

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (801) 214-7800

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On July 18, 2011, Adrian N. Hobden, Ph.D., notified the Board of Directors of Myrexis, Inc. (“Myrexis”) of his intention to resign as the President and Chief Executive Officer and as a member of the Board of Directors of Myrexis, effective July 21, 2011.

In connection with Dr. Hobden’s resignation, Myrexis entered into a Separation Agreement with Dr. Hobden on July 21, 2011. Pursuant to the terms and conditions of the Separation Agreement, Dr. Hobden will receive (a) a lump-sum payment of $267,500, less all applicable deductions, representing six months of Dr. Hobden’s gross monthly base salary; (b) a lump-sum payment of $133,750, less all applicable deductions, representing 50% of Dr. Hobden’s target bonus for the current fiscal year; (c) payment by Myrexis of its portion of the COBRA premiums for the continuation of Dr. Hobden’s health benefits for six months, which payments will cease on the date Dr. Hobden becomes eligible to receive health insurance benefits through any other employer; and (d) accelerated vesting of Dr. Hobden’s Myrexis stock options and restricted stock units that would have vested through July 21, 2012. In exchange for the foregoing, Dr. Hobden has agreed to assist Myrexis with an orderly transition for a three month period following July 21, 2011, during which he has agreed to be available to provide consulting services to Myrexis for up to 10 hours per week. In addition, the Separation Agreement contains Dr. Hobden’s release of claims against Myrexis, and Dr. Hobden’s agreement that the non-disclosure, intellectual property assignment, non-competition and non-solicitation provisions set forth in his employment agreement with Myrexis, dated July 1, 2009, will continue to apply in accordance with their terms.

The foregoing is a summary description of the terms and conditions of the Separation Agreement and is qualified in its entirety by reference to the Separation Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

(c) In connection with Dr. Hobden’s resignation, on July 21, 2011, the Board of Directors appointed Robert J. Lollini, Myrexis’s Chief Financial Officer and Treasurer, as interim President and Chief Executive Officer. Mr. Lollini will continue as Myrexis’s Chief Financial Officer and Treasurer. Information regarding Mr. Lollini’s business experience is included in Myrexis’s Definitive Proxy Statement (File No. 001-34275) under the caption “Management and Corporate Governance—Executive Officers” filed with the Securities and Exchange Commission on September 27, 2010, which is incorporated herein by reference.

(e) The disclosure provided under Item 5.02(b) above is incorporated herein by reference.

Item 8.01 Other Events.

On July 22, 2011, Myrexis issued a press release announcing Dr. Hobden’s resignation and Mr. Lollini’s appointment described above. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	The following exhibits are filed with this report:

Exhibit No.	Description

10.1	Separation Agreement by and between Myrexis, Inc. and Adrian N. Hobden, dated July 21, 2011.

99.1	Press Release dated July 22, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MYREXIS, INC.

Dated: July 22, 2011	/s/ Robert J. Lollini
Robert J. Lollini
Chief Financial Officer and
Interim President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Separation Agreement by and between Myrexis, Inc. and Adrian N. Hobden, dated July 21, 2011.

99.1	Press Release dated July 22, 2011.

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